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                                    AMENDMENT

                                       OF

                              EMPLOYMENT AGREEMENT



     THIS AGREEMENT made as of the 20th day of December, 1995 by and between Olympic Financial Ltd. (the "Company") and Jeffrey C. Mack ("Associate").

     WHEREAS, the Company and Associate entered into that certain Employment and Non-Compete Agreement dated as of August 1, 1991, pursuant to which the Company employed Associate as its Chief Executive Officer/President. Such agreement together with subsequent amendments thereto, are hereinafter referred to as the "Employment Agreement"; and

     WHEREAS, the Board of Directors and the Compensation Committee of the Company have approved an increase in Associate's base salary as of January 1, 1996.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the Company and Associate agree as follows:

     1. BASE SALARY. Associate's base salary for fiscal 1996 shall be $495,000 commencing January 1, 1996.

     2. RATIFICATION. The Employment Agreement as amended hereby is ratified and affirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        OLYMPIC FINANCIAL LTD.

                                        By:   /s/ Scott H. Anderson
                                            ---------------------------------
                                             Scott H. Anderson
                                             Its:  Vice Chairman


                                        ASSOCIATE:

                                             /s/ Jeffrey C. Mack
                                            ---------------------------------
                                             Jeffrey C. Mack